                                                                    EXHIBIT 10.7

                     FORM OF REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------

     This Registration Rights Agreement (this "Agreement") is entered into as ____________, 2000 by and between c-quential, Inc., a Delaware corporation (the "Company"), and Arthur D. Little, Inc., a Massachusetts corporation ("ADL").

     WHEREAS, ADL, indirectly through its affiliates, owns shares of the class A common stock, par value $.01 per share, of the Company and the class B common stock, par value $.01 per share, of the Company; and

     WHEREAS, the execution and delivery of this Agreement is a condition to the transactions contemplated by the Reorganization Agreement dated as of _____, 2000 by and among the Company, ADL and the other parties named therein.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.  Definitions.
                 -----------

     As used in this Agreement, the following terms have the following meanings:

     "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

     "Class A Stock" means the class A common stock, par value $.01 per share,
      -------------
of the Company and any securities into which the Class A Stock shall have been changed or any securities resulting from any reclassification or recapitalization of the Class A Stock.

     "Class B Stock" means the class B common stock, par value $.01 per share,
      -------------
of the Company and any securities into which the Class B Stock shall have been changed or any securities resulting from any reclassification or recapitalization of the Class B Stock.

     "Commission" means the United States Securities and Exchange Commission.
      ----------

     "Common Stock" means, collectively, the Class A Stock and the Class B
      ------------
Stock.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Holder" means each holder of record of Registrable Securities.
      ------

     "Independent Director" with respect to Sub, shall mean a member of the Sub Board of Directors who is not an employee or officer of Sub or an officer, employee or director of Parent or a member of the Parent Group, and with respect to Parent, shall mean a member of the Parent Board of Directors who is not an employee or officer of Parent or a member of the Parent Group.

     "Parent Group" shall have the meaning given to such term in the
      -----------
Reorganization Agreement.

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Prospectus" means the prospectus included in any Registration Statement
      ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to the prospectus.

     "Registrable Securities" means the Shares and any shares of Common Stock
      ----------------------
issued or issuable with respect to the Shares by reason of a stock dividend or stock split, recapitalization or similar transaction, or a conversion of shares from Class B Stock to Class A Stock, until such time as (i) a Registration Statement covering such Registrable Securities has been declared effective and
                                                                           ---
such Registrable Securities have been disposed of pursuant to such effective Registration Statement and the transferee receives certificates from such securities not bearing a restrictive Securities Act legend, and (ii) such Registrable Securities are transferred to any Person other than a Holder pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k) and the transferee receives certificates from such securities not bearing a restrictive Securities Act legend.

     "Registration Statement" means any registration statement of the Company
      ----------------------
that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Shares" means the ________ shares of Class A stock and Class B Stock
      ------
held by ADL and the other members of the Parent Group.

     Section 2.  Demand Registration.
                 -------------------

     (a) At any time after the date which is six months after the closing of the initial underwritten public offering of the Common Stock registered under the Securities Act, Holders holding at least 50% of the Registrable Securities then outstanding propose to dispose of all or part of such Registrable Securities, then such Holders may request the Company in writing to effect such registration under the Securities Act, stating the number of shares of Registrable Securities to be disposed of and the intended method(s) of disposition of such shares. Holders of Registrable Securities which request registration pursuant to this Section 2(a) are referred to herein as the "Initiating Holders". In connection with any registration under this Section 2 involving an underwriting (an "Underwritten Offering"), the Initiating Holders will have the right to select an investment banker(s) and manager(s) for such Underwritten Offering, which investment banker(s) and manager(s) shall be reasonably satisfactory to the Company. Upon receipt of a request from the Initiating Holders, the Company shall give prompt written notice thereof to all other Holders and shall use commercially reasonable efforts to promptly effect the registration under the Securities Act of all Registrable Securities specified in the requests of the Initiating Holders and the written requests (stating the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares) of all other Holders given within 20 days after receipt of such notice from the Company, all to the extent requisite to permit the disposition (in accordance with the intended methods of disposition) of the Registrable Securities to be registered.

     (b) Notwithstanding the foregoing, the Company may postpone taking action with respect to a registration requested pursuant to Section 2(a) (a "Demand Registration") for a reasonable period of time after receipt of the request (not exceeding 60 days) if, in the good faith opinion of the Company's Board of Directors, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which could have a material adverse effect upon the Company; provided that Company shall not delay such action pursuant to
                  --------
this sentence more than twice in any twelve (12) month period.

     (c)  If the managing underwriter(s) of an Underwritten Offering under this
Section 2 advises the Company that the number of securities to be sold in such Underwritten Offering, is greater than the number which can be offered without adversely impacting such Underwritten Offering, including, without limitation, the price range or probability of success of such Underwritten Offering, then the Company will include in such Underwritten Offering the number of securities which the managing underwriter(s) advises the Company may be included in such Underwritten Offering without such adverse impact in the following priority: (i) first, Registrable Securities requested to be included in such registration by the Holders (including the Initiating Holders) and (ii) second, other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities.

     Section 3.  Piggyback Registration.
                 ----------------------

          (a) If at any time or times after the date hereof while any Registrable Securities are outstanding the Company proposes to register under the Securities Act any shares of Common Stock (other than (i) a registration on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan, (ii) a registration on Form S-4 or any successor form or in connection with an exchange offer, (iii) a registration in connection with a securities or rights offering exclusively to the Company's securityholders, (iv) a registration in connection with an offering solely to employees of the Company or its affiliates, (v) a registration relating to a transaction pursuant to Rule 145 or any other similar rule of the Commission under the Securities Act or (vi) a shelf registration), then the Company will give written notice of such proposed registration to the Holders at least twenty
(20) days before the filing of any Registration Statement with respect thereto. If within ten (10) days after such notice is given, the Company receives a written request from any Holder for the inclusion in such Registration Statement of some or all of the Registrable Securities held by such Holder (which request will specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company will (subject to the provisions of paragraphs (b) and (c) of this Section 3) include such Registrable Securities in such Registration Statement. The Company may withdraw a Registration Statement filed under this Section 3 at any time prior to the time it becomes effective, provided that the Company will give prompt notice of such withdrawal to the Holders which requested to be included in such Registration Statement.

     (b) In connection with any Underwritten Offering under this Section 3, the Company will not be required to include a Holder's Registrable Securities in such Underwritten Offering unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If the managing underwriter(s) of an Underwritten Offering under this Section 3 advises the Company that the number of securities to be sold in such Underwritten Offering, including by Persons other than the Company (including the Holders) (collectively, the "Selling Stockholders"), is greater than the number which can be offered without adversely impacting such Underwritten Offering, including, without limitation, the price range or probability of success of such Underwritten Offering, then the Company will include in such Underwritten Offering the number of securities which the managing underwriter(s) advises the Company may be included in such Underwritten Offering without such adverse impact in the following priority:

               (i) if such registration as initially proposed by the Company was solely a primary registration of its securities, (A) first, all securities the Company proposes to sell, (B) second, Registrable Securities proposed to be sold by the Holders and (C) third, securities proposed to be sold by all Selling Stockholders other than the Holders, allocated among such Selling Stockholders in accordance with the priorities then existing among the Company and such Selling Stockholders.

               (ii) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company (other than Holders) pursuant to demand registration rights, (A) first, such securities held by the holders initiating such registration and, if applicable, any securities proposed by the Company to be sold for its own account, allocated in accordance with the priorities then existing among the Company and such holders, (B) second, any Registrable Securities requested to be included in such registration by the Holders, and (C) third, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and such holders.

     (d) Each Holder hereby agrees that such Holder may not participate in any Underwritten Offering unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting arrangements applicable to such Underwritten Offering and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements for such Underwritten Offering.

     Section 4.  Registration Procedures.
                 -----------------------

          (a) The Company shall prepare promptly, and file with the Commission as required by Section 2(a), a Registration Statement with respect to the number of Registrable Securities specified as provided in Section 2(a), and thereafter shall use commercially reasonable efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective at all times until the earlier of (i) which is 180 days after the effective date of the Registration Statement, or (ii) the date on which all Holders with Registrable Securities included in the Registration Statement have sold such Registrable Securities. Each Holder shall give notice to the Company when it has sold all of its Registrable Securities covered by a Registration Statement.

          (b) The Company will notify each Holder whose Registrable Securities are included in a Registration Statement of the effectiveness of such Registration Statement and will furnish to each such Holder and the underwriters, if any, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, as such Holder may reasonably request in order to facilitate the sale of such Holder's Registrable Securities.

          (c) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or supplement to the Prospectus;

          (d) The Company will use commercially reasonable efforts to register or qualify the Registrable Securities covered by any Registration Statement under such other securities or "blue sky" laws of such states of the United States as any Holder or underwriter reasonably requests; provided, however, that
                                                         --------  -------
the Company will not be required (i) to qualify as a foreign corporation to do business in any jurisdiction in which it is not then qualified, (ii) to file any general consent to service of process, or (iii) to subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation.

          (e) The Company shall promptly notify each Holder and any underwriter in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Immediately following expiration of any Suspension Period (as defined in Section 5), the Company shall prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f) The Company shall make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days (90 days in the event it relates to a fiscal year) after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

          (g) The Company shall promptly use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued use commercially reasonably to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

          (h) The Company shall, if requested by the managing underwriter or underwriters, if any, Holders' counsel, or any Holder promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters reasonably requests, or Holders' counsel reasonably requests, to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment.

          (i) In the case of any underwritten public offering, the Company shall furnish to each Holder and to each underwriter a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter therefor reasonably requests.

          (j) The Company shall cause the shares of Common Stock included in a Registration Statement to be listed on each securities exchange (or quoted on each interdealer quotation system), if any, on which similar securities issued by the Company are then listed.

     Section 5.  Suspension Period.
                 -----------------

     Each Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 4(e)(vi), shall forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(f) or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that (x) the Company shall not give a Suspension
        --------  -------
Notice until after a Registration Statement has been declared effective, (y) the Company shall not give more than two Suspension Notices during any period of twelve consecutive months and (z) in no event shall the period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 4(e) (the "Suspension Period") exceed 60 days. In the event that the Company shall give any Suspension Notice, the Company shall use commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable.

     Section 6.  Registration Expenses.   Any and all expenses incident to the
                 ---------------------
Company's performance of or compliance with this Agreement, including without limitation all Commission and securities exchange, NASDAQ or NASD registration and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for any underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Securities, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any special audit or comfort letters Securities Act liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, the reasonable fees and disbursements of no more than one firm of legal counsel for the Holders and any reasonable out-of-pocket expenses of the Holders and their agents (other than their counsel) including any reasonable travel costs (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Registration Statement to which such expenses relate becomes effective provided, however, that Registration Expenses shall not include
          --------  -------
underwriting fees, discounts or commissions attributable to the sale or disposition of Registrable Securities.

     Section 7.  Indemnification and Contribution.
                 --------------------------------

     (a)  Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless, to the full extent permitted by law, each Holder, its officers, directors, employees and agents and each Person, if any, which controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (collectively, "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses reasonably incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, "Damages") to which any of them may become subject under the Securities Act or otherwise, insofar as such Damages arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement (including any related preliminary or final Prospectus) pursuant to which Registrable Securities of such Holder were registered under the Securities Act, (ii) any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"), except insofar as and to the extent that such Violation arose out of or was based upon information regarding such Holder or its plan of distribution which was furnished to the Company by such Holder for use therein, provided, further that the Company will not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any Controlling Person of such underwriter, in any such case to the extent that any such Damages arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement (including any related preliminary or final Prospectus) in reliance upon and in conformity with information furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such underwriter or Controlling Person or (B) the failure of such underwriter or Controlling Person to send or give a copy of the final Prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 7(a) shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     (b)  Indemnification by the Holders.  Each Holder agrees to indemnify and
          ------------------------------
hold harmless, to the full extent permitted by law, the Company, its directors, officers, employees and agents and each Controlling Person of the Company, from and against any and all Damages to which any of them may become subject under the Securities Act or otherwise to the extent such Damages arise out of or are based upon any Violation, in each case to the extent that such Violation occurs as a result of
(i) any untrue statement or alleged untrue statement of material fact contained in any Registration Statement (including any related preliminary or final Prospectus), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding such Holder or its plan of distribution which was furnished to the Company by such Holder for use therein, or (ii) the failure by such Holder to deliver or cause to be delivered to any purchaser of the shares covered by the Registration Statement the Prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to such Holder. Notwithstanding the foregoing, (A) in no event will a Holder have any obligation under this Section 7(b) for amounts the Company pays in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld) and (B) the total amount for which a Holder shall be liable under this Section 7(b) shall not in any event exceed the aggregate net proceeds received by such Holder from the sale of the Holder's Registrable Securities in such registration. The obligations of the Holders under this
Section 7(b) shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     (c)  Contribution.  To the extent that the indemnification provided for in
          ------------
paragraph (a) or (b) of this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and each Holder on the other, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Holders, on the other, in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other hand will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however,
                                                              --------  -------
that in no event shall the obligation of any indemnifying party to contribute under this Section 7(c) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under paragraph (a) or (b) of this Section 7 had been available under the circumstances.

     If indemnification is available under paragraph (a) or (b) of this
Section 7, the indemnifying parties will indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative benefits to or relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(c).

     The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein.

     No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     (d)  Notice.  Promptly after receipt by an indemnified party under this
          ------
Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the indemnified party, as the case may be; provided, however, that an indemnified party shall have the
                 --------  -------
right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the indemnified party and the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Holders. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

     Section 8.  Rule 144.  The Company will use its best efforts to file in a
                 --------
timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and will use its best efforts to make and keep public information available (as defined under Rule 144 under the Securities Act) at all times from and after 90 days following the effective date of the Initial Public Offering. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     Section 9.  Covenants of Holders.
                 --------------------

     (a) Each Holder will furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act and the provisions of this Agreement.

     (b) Each Holder will, to the extent required by the Securities Act, deliver or cause delivery of the Prospectus contained in a Registration Statement to any purchaser of such Holder's Registrable Securities covered by such Registration Statement.

     (c) Each Holder will notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event, in either case as a result of which any Prospectus contains or would contain an untrue statement of a material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities or omits or would omit to state any material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that the Prospectus will not contain, with respect to the Holder or the Holder's intended method of distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (d) Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 2 or 3 hereof will, if requested by the Company in the case of a nonunderwritten offering (a "Nonunderwritten Offering" and, together with an Underwritten Offering, an "Offering") or if requested by the managing underwriter(s) in an Underwritten Offering, not effect any public sale or distribution of any of any securities of the Company of any class included in such Offering, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Offering), during the 15-day period prior to, and during the 180-day period (or such longer period as may be required by the managing underwriter(s)) beginning on, the date of pricing of each Offering, to the extent timely notified in writing by the Company or the managing underwriter(s).

     Section 10.  Miscellaneous.
                  -------------

     (a)  Amendments and Waivers.  The provisions of this Agreement, including
          ----------------------
this Section 10(a), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof will not be effective, unless approved in writing by the Holders of a majority in interest of the Registrable Securities then outstanding and the Company; provided, however that, with respect to the Company's approval, the provisions of this Agreement may be waived only by the written consent of a majority of the Independent Directors of the party which is the beneficiary of the particular provision being waived and the provisions of this Agreement may be amended, modified or supplemented only by the written consent of a majority of the Independent Directors of each of the parties. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     (b)  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company at the following address and to each Holder at the address set forth below such Holder's signature to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 9, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

          If to the Company:    c-quential, Inc.
                                Seestrasse 185
                                CH-8800 Thalwil, Zurich
                                Attention: President
                                Facsimile No.:

          with a copy to:       Goodwin, Procter & Hoar LLP
                                Exchange Place
                                Boston, Massachusetts 02109
                                Attention: Robert P. Whalen, Jr., P.C.
                                Facsimile No. (617) 523-1231

          If to any Holder, to: The last address (or facsimile number)
                                for such Person set forth in the records of the Company.

     All such notices and other communications will (i) if delivered personally to the address as provided in this Section 10(b), be deemed given upon delivery,
(ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 10(b), be deemed given upon receipt of confirmation, (iii) if delivered by mail in the manner described above to the address as provided in this Section 10(b), be deemed given on the earlier of the third full Business Day following the day of mailing or upon receipt, and (iv) if delivered by overnight courier to the address provided in this Section 10(b), be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt.

In addition to the manner of notice permitted above, notices given pursuant to Sections 1 and 6 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

          (c)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors, assigns and transferees of each of the parties from ADL or a subsequent Holder shall be entitled to the benefits of and bound by the obligations under this Agreement only upon execution and delivery by such transferee to the Company of a joinder agreement reasonably satisfactory to the Company stating that such transferee agrees to be bound by the terms of this Agreement as a "Holder."

     (d)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     (e)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and will not limit or otherwise affect the meaning hereof.

     (f)  Governing Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

     (g)  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders will be enforceable to the fullest extent permitted by law.

     (h)  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (i)  Dispute Resolution.  All disputes, controversies or claims between ADL
          ------------------
and the Company arising out of or relating to this Agreement shall be resolved in accordance with the provisions of the Reorganization Agreement relating to dispute resolution.

     (j)  Remedies.  In the event of a breach by any party of its obligations
          --------
under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

                                 [End of Text]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.


                                 C-QUENTIAL, INC.


                                 ____________________________________
                                 Name:
                                 Title:



                                 ARTHUR D. LITTLE, INC.


                                 _____________________________________
                                 Name:
                                 Title: